AMENDMENT NO. 1 TO LOAN AGREEMENT

THIS AMENDMENT NO. 1 TO LOAN AGREEMENT (this "Amendment"), dated as of May 18, 2012, by and among WEBXU, INC., a Delaware corporation (“Webxu”), each of the following direct or indirect subsidiaries of Webxu (individually, a "Subsidiary" and collectively, the "Subsidiaries"): (i) Bonus Interactive Inc., a Delaware corporation and wholly-owned subsidiary of Webxu formerly known as Secureaquote, Inc. ("Bonus Interactive"), (ii) Webxu Media, Inc., a Delaware corporation and wholly-owned subsidiary of Webxu formerly known as Lot6 Media, Inc. which resulted from the conversion of Lot6 Holding, LLC, a Delaware limited liability company, into a corporation ("Webxu Media"), and (iii) Lot6 Media, LLC, a California limited liability company and wholly-owned subsidiary of Webxu Media ("Lot6 LLC"), and BREAKWATER STRUCTURED GROWTH OPPORTUNITIES FUND L.P., a Delaware limited partnership (the "Lender"). Webxu and the Subsidiaries are sometimes collectively referred to herein as “Borrowers” and, individually, as a “Borrower.”

RECITALS

A.       Borrowers and Lender have previously entered into a Loan Agreement, dated as of March 1, 2012 (the "Original Loan Agreement"), pursuant to which (i) Lender made an initial loan in the face amount of $1,200,000 (subject to original issue discount) (the "First Term Loan") which loan is evidenced by a Senior Secured Promissory Note in favor of Lender, dated March 1, 2012, in the face amount of $1,200,000 (the "First Note"), and (ii) Lender agreed to make an additional loan in the face amount of $1,200,000 (subject to original issue discount) upon request of Borrowers and subject to satisfaction of certain conditions (the "Second Term Loan"). Capitalized terms used in this Amendment and not otherwise defined shall have the meaning ascribed to them in the Original Loan Agreement.

B.       Borrowers and Lender wish to amend certain provisions of the Original Loan Agreement in order to, among other things, (i) increase the amount of the Second Term Loan to $1,800,000 (subject to original issue discount of $300,000), (ii) modify the payment terms of the Second Note to provide for full amortization over a six month period, and (iii) provide for the issuance to Lender of a Warrant to purchase 1,000,000 shares of Webxu Common Stock (the "New Warrant") in lieu of the Second Warrant.

NOW, THEREFORE, for valuable consideration, the amount and sufficiency which is hereby acknowledged, the parties agree as follows:

agreement

      1.      Recitals. The Recitals are true and correct and are incorporated herein by reference.

AMENDMENT NO. 1 TO LOAN AGREEMENT

       2.      Second Term Loan and Second Note. Notwithstanding anything to the contrary contained in the Original Loan Agreement, (i) the aggregate loans that may be made under the Original Loan Agreement shall be increased from $2,400,000 to $3,000,000, (ii) the amount of the Second Term Loan shall be increased from $1,200,000 to $1,800,000 (subject to original issue discount), (iii) the face amount of the Second Note will be $1,800,000 while the Second Funded Amount shall be increased from $1,000,000 to $1,500,000 (exclusive of fees and charges payable by Borrowers at the Closing of the Second Term Loan), and (iv) the Second Note shall be in substantially the same form as Exhibit A attached hereto. All references in the Loan Agreement to the Second Term Loan and the Second Note shall be deemed to refer to the Second Term Loan and Second Note after giving effect to the modifications contemplated by this Amendment.

        3.      Lender Fees and Expenses, On the date of the funding of the Second Term Loan, the origination fee payable by Borrowers to Lender shall be $36,000 (2% of the face amount of the Second Note). In addition, Borrowers shall pay to Lender (by deduction from the Second Funded Amount), Lender's legal and other expenses incurred in connection with the documentation and closing of the Second Term Loan in an amount not to exceed $8,000.

        4.      Warrants. In lieu of the Second Warrant contemplated by the Original Loan Agreement, simultaneously with the closing of the Second Term Loan, Webxu shall issue to Lender the New Warrant in substantially the same form as Exhibit B attached hereto. References in the Original Loan Agreement to the "Warrants" shall be deemed to refer collectively to the First Warrant and the New Warrant. Borrowers acknowledge and agree that, notwithstanding anything to the contrary contained in the First Warrant, the issuance of the New Warrant shall not trigger any anti-dilution adjustment under the terms of the First Warrant.

        5.      Amended Definition of "Security Agreement". References to "Security Agreement" in the Original Loan Agreement shall be deemed to refer to the Original Security Agreement as amended by the First Amendment to Security Agreement dated on or about the date of this Amendment.

        6.      Full Force and Effect. Except as specifically set forth in this Amendment, all of the terms of the Notes and the Original Loan Agreement remain unchanged and in full force and effect.

        7.      Governing Law. The laws of the State of California shall govern the construction and interpretation of this Amendment.

[Signatures follow on following page]

AMENDMENT NO. 1 TO LOAN AGREEMENT

2

IN WITNESS WHEREOF, the parties executed this Amendment and made it effective as of the day and year set forth above.

BORROWERS:

WEBXU, Inc., a Delaware corporation

By:	/J. Aaronson/
Name: Jeffrey Aaronson
Title: CFO

BONUS INTERACTIVE INC., a Delaware corporation

By:	/J. Aaronson/
Name: Jeffrey Aaronson
Title: CFO

WEBXU MEDIA, INC., a Delaware corporation

By:	/J. Aaronson/
Name: Jeffrey Aaronson
Title: CFO

LOT6 MEDIA, LLC, a California limited liability company

By:	/J. Aaronson/
Name: Jeffrey Aaronson
Title: CFO

LENDER:

BREAKWATER STRUCTURED GROWTH

OPPORTUNITIES FUND, L.P.

By:  Breakwater Investment Management, LLC, its General Partner

By:	/S. Mansour/
Saif Mansour, Managing Partner

AMENDMENT NO. 1 TO LOAN AGREEMENT

3

EXHIBIT A

Form of Second Note

See attached form of Second Note

AMENDMENT NO. 1 TO LOAN AGREEMENT

4

EXHIBIT B

New Warrant

See attached form of New Warrant

AMENDMENT NO. 1 TO LOAN AGREEMENT

5